UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2017

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 20, 2017, the registrant entered into a Credit Agreement in connection with a new $750 million bank credit facility which replaces the existing credit facility entered into October 2, 2014, and reflects substantially the same terms and conditions. Included in the new facility are a $500 million five-year revolving credit facility, and a $250 million five-year term loan. Based on the pricing grid in the Credit Agreement and the registrant’s current credit ratings, a London Interbank Offered Rate (LIBOR) borrowing has an all-in drawn margin of 112.5 basis points. Borrowings under the Credit Agreement are pre-payable at any time at the discretion of the registrant and the term loan has annual amortization payments totaling $12.5 million.

Consistent with prior facilities, the $500 million revolving credit facility will continue to support the registrant’s $350 million commercial paper program. The $250 million term loan repaid the $150 million term loan entered into March 13, 2017 and $100 million was used to partially fund the acquisition of Clear Lam Packaging, Inc.

The lenders under the Credit Agreement are: Bank of America, N.A.; Wells Fargo Bank, National Association; JPMorgan Chase Bank, N.A.; U.S. Bank National Association; TD Bank, N.A.; The Bank of Tokyo-Mitsubishi UFJ, Ltd; Deutsche Bank AG, New York Branch; and The Bank of New York Mellon. Bank of America is the administrative agent and Wells Fargo, JPMorgan, and U.S. Bank are co-syndication agents. Merrill Lynch Pierce, Fenner and Smith Incorporated, J.P. Morgan, U.S. Bank, and Wells Fargo Securities LLC are joint lead arrangers and joint bookrunners.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On July 24, 2017, Sonoco Products Company issued a news release announcing that it had completed the acquisition of Clear Lam Packaging, Inc. for approximately $170 million. The transaction was funded using credit facilities including $100 million in proceeds from the $250 million five-year term loan described under Item 2.03 of this Current Report on Form 8-K. A copy of that release is attached hereto as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99	Registrant’s news release dated July 24, 2017, announcing its completion of the acquisition of Clear Lam Packaging, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: July 24, 2017	By: /s/ Barry L. Saunders
Barry L. Saunders
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99	Registrant’s news release dated July 24, 2017, announcing its completion of the acquisition of Clear Lam Packaging, Inc.